WAIVER AND CONSENT

THIS WAIVER AND CONSENT, (the "Waiver and Consent") is dated this the _____ day of ______________, 2005, by and between U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower") and SUNTRUST BANK, a Georgia state banking corporation in its capacity as Administrative Agent (the "Administrative Agent") for the Lenders.

RECITALS:

A.        The Borrower, the Lenders and the Administrative Agent entered into a Revolving Credit and Letter of Credit Loan Agreement dated as of October 14, 2004, as amended by a First Amendment to Revolving Credit and Letter of Credit Loan Agreement dated April of 2005 (the "Credit Agreement").

B.        The Borrower hereby request that the Required Lenders and the Administrative Agent consent to the sale of assets described in Section 1 below, and waive the application of Section 7.6 concerning "Sale of Assets" with respect thereto.

C.        Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Attached hereto as collective Exhibit A are the consents of the Required Lenders, consenting to this Waiver and Consent and to the Administrative Agent's execution and delivery of this Waiver and Consent on behalf of such Lenders.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.          Description of Asset Sale. The Borrower requests this Waiver and Consent for the sale by Xpress Global Systems, Inc. (a Subsidiary of Borrower) of its customer list and related intangible rights with respect to its airport-to-airport transportation division. The sale shall be consummated on or before June 30, 2005 pursuant to a purchase agreement by and between Xpress Global Systems, Inc., as seller and Forward Air Corporation or an affiliate thereof, as purchaser The purchase price payable to Xpress Global Systems, Inc. shall be approximately $12,750,000.00

2.          Consent and Waiver. Subject to the terms and conditions hereof, the undersigned Lenders and Administrative Agent consent to the transactions described in Section 1 and waive compliance under Section 7.6 of the Credit Agreement ("Sale of Assets") with respect to such transaction.

3.          Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Waiver and Consent, the Borrower hereby represents and warrants to the Lenders that (i) as of the date hereof and after giving effect to this Waiver and Consent, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date or changes allowed under the Credit Agreement); and (ii) as of the date hereof and after giving effect to this Waiver and Consent, no Default or Event of Default has occurred and is continuing.

4.          Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with this Waiver and Consent.

5.          Counterparts. This Waiver and Consent may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one instrument.

6.          Continuing Effect of Other Documents. This Waiver and Consent shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified or supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

7.          GOVERNING LAW. THIS WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver and Consent as of the day and date first set forth above.

U.S. XPRESS ENTERPRISES, the Borrower

By:/s/ Ray M. Harlin
Title: Assistant Secretary

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, and as a Lender

By: /s/ William H. Copeland
Title: Director

COLLECTIVE EXHIBIT A

CONSENTS OF REQUIRED BANKS

FLEET NATIONAL BANK, as a Lender

By: /s/ Alan R. Buck
Name: Alan R. Buck
Title: Senior Underwriter

COLLECTIVE EXHIBIT A

CONSENTS OF REQUIRED BANKS

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Assistant Vice President

COLLECTIVE EXHIBIT A

CONSENTS OF REQUIRED BANKS

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ L. Allen Rathbone
Name: L. Allen Rathbone
Title: Senior Vice President

COLLECTIVE EXHIBIT A

CONSENTS OF REQUIRED BANKS

NATIONAL CITY BANK, as a Lender

By: /s/ John H. Ankerman
Name: John H. Ankerman
Title: Senior Vice President

COLLECTIVE EXHIBIT A

CONSENTS OF REQUIRED BANKS

REGIONS FINANCIAL CORPORATION, as a Lender

By: /s/ Elaine B. Passman
Name: Elaine B. Passman
Title: Assistant Vice President